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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2004


                         Kontron Mobile Computing, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



        0-22221                                                 41-1731723
(Commission File Number)                                      (IRS Employer
                                                            Identification No.)


                               7631 Anagram Drive
                          Eden Prairie, Minnesota 55344
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 974-7000
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         In a press release issued on January 8, 2004, the Registrant announced that the special committee of the Registrant's board of directors hired Stonehill Group, LLP as its financial adviser. The special committee had been formed to deal with the offer from Registrant's majority shareholder, Kontron AG, to acquire all of the shares of Registrant's common stock not currently owned or controlled by Kontron AG.

         The full text of the press release is set forth in Exhibit 99 attached hereto and incorporated in this Report as if fully set forth herein.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          KONTRON MOBILE COMPUTING, INC.


                                          By       /s/ Thomas Sparrvik
                                             -----------------------------------
Date: January 8, 2004                        Thomas Sparrvik
                                             Chief Executive Officer



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EXHIBIT INDEX

                         Kontron Mobile Computing, Inc.
                             Form 8-K Current Report




    Exhibit Number            Description

         99                   Press release dated January 8, 2004